UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2023

ADVENT TECHNOLOGIES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38742	83-0982969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Rutherford Avenue, Suite 102

Boston, MA 02129

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 655-6000

200 Clarendon Street

Boston, MA 02116

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ADN	The Nasdaq Capital Market
Warrants to purchase one share of common stock, each at an exercise price of $11.50	ADNWW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 2, 2021, AMCI Acquisition Corp., a Delaware corporation (“AMCI”), the predecessor to Advent Technologies Holdings, Inc., a Delaware corporation (the “Company”), held a special meeting of stockholders (the “AMCI Special Meeting”) to approve certain matters relating to the business combination between AMCI and Advent Technologies Inc. One of these matters contained in the business combination proposal was to approve an amendment and restatement of AMCI’s Certificate of Incorporation (as so amended and restated, the “New Charter”). The New Charter amended the predecessor certificate of incorporation of AMCI (the “Old Charter”). The Old Charter authorized 100 million shares of Class A Common Stock. Among other things, the New Charter amended the Old Charter by increasing the number of these shares authorized for issuance from 100 million to 110 million and by re-designating the Class A Common Stock as Common Stock.

The New Charter was approved by a majority of the shares of Class A and Class B common stock of AMCI, voting together as a single class, that were outstanding as of the record date for the AMCI Special Meeting. After the AMCI Special Meeting, AMCI and Advent Technologies Inc. closed the business combination. In connection with the closing, AMCI changed its name to Advent Technologies Holdings, Inc., and the New Charter was filed with the Secretary of State of the State of Delaware on February 4, 2021.

As of December 31, 2022, the Company had 51,717,720 shares of Common Stock issued and outstanding, as well as 33,285,449 shares of Common Stock reserved for issuance to satisfy the conversion or exercise of outstanding warrants, rights and options, meaning a total of 85,003,169 shares of Common Stock of the 100 million shares of Class A common stock authorized by the Old Charter are not available for new issuances.

A recent ruling by the Court of Chancery introduces uncertainty as to whether Section 242(b)(2) of the Delaware General Corporation Law (the “DGCL”) would have required the New Charter to be approved by a separate vote of the majority of AMCI’s then-outstanding shares of Class A common stock.

To date, no stockholder has given the Company notice of any allegations or demand letters about the proper stockholder votes necessary to approve the New Charter. However, to resolve potential uncertainty with respect to the Company’s capital structure, on March 6, 2023, the Company filed a petition in the Delaware Court of Chancery (the “Court of Chancery”) under Section 205 of the DGCL to seek validation of the New Charter (the “Petition”). Section 205 of the DGCL permits the Court of Chancery, in its discretion, to ratify and validate potentially defective corporate acts. The Petition filed by the Company in the Court of Chancery is captioned In Re Advent Technologies Holdings, Inc. (C.A. No. 2023-0280-LWW (Del. Ch.)). Concurrently with the Petition, the Company filed a motion to expedite the hearing on the Petition.

On March 7, 2023, the Court of Chancery granted the motion to expedite and set a hearing date for the Petition to be heard. The hearing has been set for March 29, 2023 at 9:15 a.m. Eastern Time, at the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801. As required by the Court of Chancery, the Company is filing the Petition with this Current Report on Form 8-K, a copy of which is attached hereto as Exhibit 99.1.

This Form 8-K constitutes notice of the hearing. If any stockholder of the Company wishes to express a position on the Petition, such stockholders of the Company may (i) appear at the hearing or (ii) file a written submission with the Register in Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, referring to the case caption, In Re Advent Technologies Holdings, Inc. (C.A. No. 2023-0280-LWW (Del. Ch.)), in advance of the hearing, and any such written submission should be emailed to the Company’s counsel, Kevin M. Coen Esq., Morris, Nichols, Arsht & Tunnell LLP, at kcoen@morrisnichols.com.

If the Company is not successful in the Section 205 proceeding, the uncertainty with respect to the Company’s capitalization resulting from the Court of Chancery’s ruling referenced above could have a material adverse impact on the Company, including on the Company’s ability to conduct equity financing transactions in the near-future. This uncertainty could impair the Company’s ability to execute its business plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Petition of Advent Technologies Holdings, Inc. Pursuant to 8 Del. C. § 205.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

1

Forward-Looking Statements

This report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from these forward-looking statements.

In particular, no assurances can be made regarding the outcome or the timing of the Section 205 proceeding. If the Company is unsuccessful in the Section 205 proceeding, the uncertainty with respect to the Company’s capitalization could limit its ability to conduct equity financing transactions in the near-future. As described above, this uncertainty could have a material adverse effect on the Company.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADVENT TECHNOLOGIES HOLDINGS, INC.

	By:	/s/ James F. Coffey
Dated: March 10, 2023		Name:	James F. Coffey
		Title:	Chief Operating Officer and General Counsel

3